Exhibit 99.1

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE Clear All Fields Save In Re. Quanergy Systems, Inc. § Case No. 22-11305 Debtor(s) Jointly Administered Monthly Operating Report Chapter 11 Reporting Period Ended: 05/31/2023 Petition Date: 12/13/2022 Months Pending: 6 Industry Classification: 5 4 1 4 Reporting Method: Accrual Basis Cash Basis Debtor’s Full-Time Employees (current): 0 Debtor’s Full-Time Employees (as of date of order for relief): 87 Supporting Documentation (check all that are attached): (For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor) Statement of cash receipts and disbursements Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Statement of operations (profit or loss statement) Accounts receivable aging Postpetition liabilities aging Statement of capital assets Schedule of payments to professionals Schedule of payments to insiders All bank statements and bank reconciliations for the reporting period Description of the assets sold or transferred and the terms of the sale or transfer /s/ Shane Reil Signature of Responsible Party Printed Name of Responsible Party 06/20/2023 Date Rodney Square 1000 N. King Street, Wilmington, Delaware 19801 Address STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies. UST Form 11-MOR (12/01/2021) 1

Debtor’s Name Quanergy Systems, Inc. Case No. Save 22-11305 Part 1: Cash Receipts and Disbursements Current Month Cumulative a. Cash balance beginning of month $6,774,211 b. Total receipts (net of transfers between accounts) $208,309 $5,025,800 c. Total disbursements (net of transfers between accounts) $132,555 $7,277,687 d. Cash balance end of month (a+b-c) $6,849,965 e. Disbursements made by third party for the benefit of the estate $0 $0 f. Total disbursements for quarterly fee calculation (c+e) $132,555 $7,277,687 Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.) Current Month a. Accounts receivable (total net of allowance) $596,966 b. Accounts receivable over 90 days outstanding (net of allowance) $572,966 c. Inventory (Book Market Other (attach explanation)) $0 d Total current assets $12,015,991 e. Total assets $12,723,178 f. Postpetition payables (excluding taxes) $105,643 g. Postpetition payables past due (excluding taxes) $0 h. Postpetition taxes payable $0 i. Postpetition taxes past due $0 j. Total postpetition debt (f+h) $105,643 k. Prepetition secured debt $0 1. Prepetition priority debt $3,794 m. Prepetition unsecured debt $32,610,273 n. Total liabilities (debt) (j+k+l+m) $32,719,710 o. Ending equity/net worth (e-n) $-19,996,532 Part 3: Assets Sold or Transferred Current Month Cumulative a. Total cash sales price for assets sold/transferred outside the ordinary course of business $0 $3,150,000 b. Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business $0 $625,000 c. Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b) $0 $2,525,000 Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.) Current Month Cumulative a. Gross income/sales (net of returns and allowances) $0 b. Cost of goods sold (inclusive of depreciation, if applicable) $0 c. Gross profit (a-b) $0 d. Selling expenses $1,859 e. General and administrative expenses $244,622 f. Other expenses $0 g. Depreciation and/or amortization (not included in 4b) $0 h. Interest $0 i. Taxes (local, state, and federal) $0 j. Reorganization items $449,820 k. Profit (loss) $-696,301 $-33,463,848 UST Form 11-MOR (12/01/2021)

Debtor’s Name Quanergy Systems, Inc. Save Case No. 22-11305 Part 5: Professional Fees and Expenses Approved Current Month Approved Cumulative Paid Current Month Paid Cumulative a. Debtor’s professional fees & expenses (bankruptcy) Aggregate Total $0 $2,049,849 $0 $1,691,092 Itemized Breakdown by Firm Add Firm Name Role Delete i Raymond James Financial Professional $0 $250,000 $0 $250,000 Delete ii Cooley LLP Lead Counsel $0 $753,219 $0 $602,993 Delete iii Young Conaway Stargatt Taylo Co-Counsel $0 $482,278 $0 $388,807 Delete iv FTI Financial Professional $0 $556,113 $0 $444,891 Delete v Stretto Other $0 $8,239 $0 $4,401 Delete vi Other $0 $0 $0 $0 Approved Current Month Approved Cumulative Paid Current Month Paid Cumulative b. Debtor’s professional fees & expenses (nonbankruptcy) Aggregate Total Itemized Breakdown by Firm Add Firm Name Role c. All professional fees and expenses (debtor & committees) Part 6: Postpetition Taxes Current Month Cumulative a. Postpetition income taxes accrued (local, state, and federal) $0 $0 b. Postpetition income taxes paid (local, state, and federal) $0 $0 c. Postpetition employer payroll taxes accrued $0 $0 d. Postpetition employer payroll taxes paid $0 $353,308 e. Postpetition property taxes paid $0 $0 f. Postpetition other taxes accrued (local, state, and federal) $0 $0 g. Postpetition other taxes paid (local, state, and federal) $0 $0 Part 7: Questionnaire - During this reporting period: a. Were any payments made on prepetition debt? (if yes, see Instructions) Yes No b. Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions) Yes No c. Were any payments made to or on behalf of insiders? Yes No d. Are you current on postpetition tax return filings? Yes No e. Are you current on postpetition estimated tax payments? Yes No f. Were all trust fund taxes remitted on a current basis? Yes No g. Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions) Yes No h. Were all payments made to or on behalf of professionals approved by the court? Yes No N/A UST Form 11-MOR (12/01/2021) 3

Debtor’s Name Quanergy Systems, Inc. Save Case No. 22-11305 i. Do you have: Worker’s compensation insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) Casualty/property insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) General liability insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) j. Has a plan of reorganization been filed with the court? Yes No k. Has a disclosure statement been filed with the court? Yes No 1. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930? Yes No Part 8: Individual Chapter 11 Debtors (Only) a. Gross income (receipts) from salary and wages $0 b. Gross income (receipts) from self-employment $0 c. Gross income from all other sources $0 d. Total income in the reporting period (a+b+c) $0 e. Payroll deductions $0 f. Self-employment related expenses $0 g. Living expenses $0 h. All other expenses $0 i. Total expenses in the reporting period (e+f+g+h) $0 j. Difference between total income and total expenses (d-i) $0 k. List the total amount of all postpetition debts that are past due $0 1. Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)? Yes No m. If yes, have you made all Domestic Support Obligation payments? Yes No N/A UST Form 11-MOR (12/01/2021) 4

Debtor’s Name Quanergy Systems, Inc. Save Case No. 22-11305 Privacy Act Statement 28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor’s progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee’s or examiner’s duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee’s systems of records notice, UST-001, “Bankruptcy Case Files and Associated Records.” See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F). I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate. /s/ Lawrence Perkins Signature of Responsible Party Printed Name of Responsible Party 06/20/2023 Date Chief Restructuring Officer Title Save Generate PDF for Court Filing and Remove Watermark UST Form 11-MOR (12/01/2021) 5

THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re:	Chapter 11

QUANERGY SYSTEMS, INC.,[1]	Case No. 22-11305 (CTG)
Debtor.

NOTES TO MONTHLY OPERATING REPORT

On December 13, 2022 (the “Petition Date”), the above-captioned debtor and debtor in possession (the “Debtor”) filed a voluntary petition for relief under chapter 11 of the Bankruptcy Code with the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).

Please be advised that the accompanying monthly operating report and the exhibits thereto (the “MOR”) are unaudited, preliminary, and may not comply with generally accepted accounting principles in the United States of America (“U.S. GAAP”) in all material respects.

The MOR is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the reporting requirements of the Bankruptcy Code and the United States Trustee. The unaudited financial statements have been derived from the Debtor’s books and records. The MOR generally reflects the operations and financial position of the Debtor on a consolidated basis with non-Debtor Quanergy Perception Technologies, Inc. The information presented herein has not been subjected to all procedures that would typically be applied to financial information presented in accordance with U.S. GAAP. Upon the application of such procedures, the financial information could be subject to changes, and these changes could be material. The information furnished in the MOR includes normal recurring adjustments, but does not include all of the adjustments that would typically be made for interim financial statements in accordance with U.S. GAAP.

Given the complexity of the Debtor’s business, inadvertent errors, omissions or over-inclusions may have occurred. Accordingly, the Debtor hereby reserves the right to amend or supplement the MOR, if necessary, but shall be under no obligation to do so.

[1]

The Debtor and the last four digits of its taxpayer identification number are: Quanergy Systems, Inc. (5845). The Debtor’s mailing address for purposes of the Chapter 11 Case is c/o SierraConstellation Partners, LLC 355 S. Grand Avenue Suite 1450 Los Angeles, CA 90071.

Quanergy Systems, Inc.

Exhibits to the May MOR

For the period May 1, 2023 through May 31, 2023

Page #	Table of Contents
3	Statement of Cash Receipts and Disbursements
4	Balance Sheet for period ending May 31, 2023
5	Statement of Operations
6	Accounts Receivable as of May 31, 2023
7	Post-petition Accounts Payable as of May 31, 2023
8	Bank Reconciliation
9	Payments Made on Pre-Petition Debt as of May 31, 2023
10	Payments to Insiders
11	Payments to Professionals as of May 31, 2023

Quanergy Systems, Inc.

Statement of Cash Receipts and Disbursements

($ in USD)

5/1-5/31
Beginning Cash Balance	$6,774,211

Receipts
Collections	$208,309

Total Receipts	$208,309

Operating Disbursements
Prefunded NewCo Payments	$6,341
AP	84,089

Total Operating Disbursements	$90,430

Operating Cash Flow	$117,879

Restructuring Related
Professional fees	$—
UST Fees	42,125

Total Restructuring Related	$42,125

Net Cash Flow	$75,754

Ending Cash Balance	$6,849,965

Quanergy Systems, Inc.

Balance Sheet for period ending May 31, 2023

($ in USD)

5/31/2023
Assets
Current assets:
Cash and cash equivalents	$6,849,965
Restricted cash	70,000
Accounts receivable, net of allowance for doubtful accounts	596,966
Prepaid business insurance and D&O	3,770,965
Inventory	—
Sensata Warrants (1)	—
Prepaid expenses and other current assets	728,095

Total current assets	$12,015,991

Property and equipment, net	$—
Operating lease assets	478,156
Other long-term assets	229,031

Total assets	$12,723,178

Liabilities and stockholders’ equity
Current Liabilities:
Accounts payable	$6,249,032
Accrued expenses	1,626,724
Accrued liabilities	9,897,864
Accrued liabilities (Post petition)	105,643
Professional fees (Post petition)	3,724,584
Other current liabilities	893,323

Total current liabilities	$22,497,170

Operating lease liabilities	$478,156
Other long-term liabilities	9,744,384

Total liabilities	$32,719,710

Total Stockholders’ equity	$(19,996,532)

Total liabilities and stockholders’ equity	$12,723,178

Quanergy Systems, Inc.

Statement of Operations

($ in USD)

5/1 - 5/31
Revenue	$—
Cost of Sales	—

Gross Margin	$—

Selling expenses	$1,859
General and administrative	244,622
Restructuring expenses	449,820

Income (loss) from operations	$(696,301)

Other income:
Interest income	$—
Loss on Asset Sale	—

Income (loss) before income taxes	$(696,301)

Income tax	$—

Net Income (loss)	$(696,301)

Quanergy Systems, Inc.

Accounts Receivable as of May 31, 2023

($ in USD)

5/31/2023
Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	$1,066,895
+ Amounts billed during the period	—
- Amounts collected during the period	(208,309)

Total Accounts Receivable at the end of the reporting period	$858,586

5/31/2023
Accounts Receivable Aging
Current	$—
1-30 Days Past Due	—
31-60 Days Past Due	—
61-90 Days Past Due	24,000
91+ Days Past Due	834,586

Total	$858,586

Quanergy Systems, Inc.

Post-petition Accounts Payable Aging as of May 31, 2023

($ in USD)

5/31/2023
Current	$—
1-30 Days Past Due	—
31-60 Days Past Due	—
61-90 Days Past Due	—

Total	$—

Quanergy Systems, Inc.

Bank Reconciliation

($ in USD)

Silicon Valley Bank x2011

Bank Reconciliation	Bank Name	Bank Balance	Adjustments	Book Balance
x2011	Silicon Valley Bank	$2,422,041	$2,785	$2,424,826

Adjustments Breakout
Check #12621			$2,785

Total Adjustments			$2,785

The positive $2,785 adjustment was made due to bank credit.

Silicon Valley Bank x4224
Bank Reconciliation	Bank Name	Bank Balance	Adjustments	Book Balance
x4224	Silicon Valley Bank	$70,000	$—	$70,000

Silicon Valley Bank x1506
Bank Reconciliation	Bank Name	Bank Balance	Adjustments	Book Balance
x1506	Silicon Valley Bank	$4,417,140	$—	$4,417,140

Silicon Valley Bank x1498
Bank Reconciliation	Bank Name	Bank Balance	Adjustments	Book Balance
x1498	Silicon Valley Bank	$8,000	$—	$8,000

Silicon Valley Bank x2927
Bank Reconciliation	Bank Name	Bank Balance	Adjustments	Book Balance
x2927	Silicon Valley Bank	$—	$—	$—

Silicon Valley Bank x1679
Bank Reconciliation	Bank Name	Bank Balance	Adjustments	Book Balance
x1679	Silicon Valley Bank	$—	$—	$—

Quanergy Systems, Inc.

Payments Made on Pre-Petition Debt as of May 31, 2023

($ in USD)

Payee Name	Date	Amount	Description
$—

Total		$—

Quanergy Systems, Inc.

Payments to Insiders (5/1/2023 - 5/31/2023)

($ in USD)

as of	Description	Amount
5/31/2023	Salary, benefits & consulting	$24,167

Quanergy Systems, Inc.

Payments to Professionals as of May 31, 2023

($ in USD)

Professional Firm	Date	Amount	Description
$—